EXHIBIT 10.1


              AMENDMENT TO AGREEMENT TO ASSIGN LITIGATION PROCEEDS


         THIS AMENDMENT TO AGREEMENT ("Amendment to Agreement") is made and entered into as of July __, 1996 between International Fast Food Corporation, a Florida corporation (the "Company"), International Fast Food Polska, a Polish limited liability corporation ("IFFP") and Litigation Funding, Inc., a Florida corporation (the "Buyer").


                                R E C I T A L S :

         A. The Company, IFFP and the Buyer, as of January 25, 1996, entered into that certain Agreement to Assign Litigation Proceeds (the "Original Agreement"), pursuant to which Buyer agreed to pay up to $500,001 in exchange for the "Assigned Proceeds" (as such term is defined in the Original Agreement).

         B. From the date of the Original Agreement, Buyer has complied with its obligations under the Original Agreement, and has paid (either directly to the Company and/or IFFP, or on their behalf) the aggregate amount of $500,001, which amount represents the maximum amount agreed to be funded by Buyer under the Original Agreement.

         C. The Company and IFFP (collectively the "Companies") have, in connection with the BKC Litigation, incurred Expenses in excess of those contemplated under the Original Agreement, due to delay and continuances occasioned by and granted to Burger King Corporation in the BKC Litigation. The Companies are solvent but are unable to fund such additional Expenses necessary to complete the BKC Litigation and desire to obtain up to an additional $250,000 to fund such Expenses.

         D. The Companies desire to sell and assign an additional twenty-five (25%) percent of the Proceeds to Buyer in order to obtain additional funds to complete the BKC Litigation, and Buyer desires to purchase an additional twenty-five (25%) percent of the Proceeds for the purchase price of $250,000, as adjusted, under the terms and conditions set forth herein.

         E. The Companies and Buyer agree that the value of the additional twenty-five (25%) percent of the Proceeds cannot be readily determined and that there is a substantial risk that the additional twenty-five (25%) percent of Proceeds may have a value that is less than the $250,000 to be paid by Buyer and that it may be zero.

         F. After careful discussion and consideration of the BKC Litigation, the nature, delay, risk and cost of the BKC Litigation, and the inability of the Companies, despite their best efforts, to locate any individual or entity willing and able to provide them with the monies exigently needed to fund the BKC Litigation on terms equal or comparable to, or more favorable than, the terms of this Amendment to Agreement, the Boards of Directors of the Companies have determined that the Amendment to Agreement is fair to each of the Companies and that each of the Companies is receiving reasonably equivalent value under the Amendment to Agreement.

         G. It is the intent of the Companies and Buyer that this Amendment to Agreement not be considered a novation of the Original Agreement, which remains in full force and effect. The provisions of the Original Agreement shall remain unaffected except as provided in this Amendment to Agreement, and this Amendment to Agreement shall be construed as the sale of an additional twenty- five (25%) of the Proceeds, in addition to that percentage (50%) of the Proceeds previously sold under the Original Agreement, and the Companies and Buyer hereby reaffirm the provisions of the Original Agreement.

                               A G R E E M E N T :

         NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

         1. PURCHASE PRICE. In addition to the sum of $500,001 already paid by Buyer pursuant to the provisions of Section 1 of the Original Agreement, Buyer shall pay up to an additional $250,000 consistent with the provisions of
Section 1(a) of the Original Agreement, so that the maximum total amount paid by Buyer pursuant to Section 1 of the Original Agreement and this Amendment to Agreement shall be $750,001. Such total amount shall hereinafter be referred to as the "Purchase Price".

         2. ASSIGNMENT OF PROCEEDS. In recognition of the purchase by Buyer of an additional twenty-five (25%) percent of the Proceeds for the additional purchase price of $250,000, the Companies and Buyer agree that the defined term "Assigned Proceeds" in the Original Agreement shall be amended and defined to mean (in Section 2(b) of the Original Agreement and elsewhere in the Original Agreement and this Amendment to Agreement where such defined term appears) seventy-five (75%) percent of the Proceeds.

                  Except for said change in percentage from fifty (50%) percent to seventy-five (75%) percent, the term "Assigned Proceeds" shall remain unchanged from its meaning in the Original Agreement, and such change in percentage shall reflect the purchase of an additional twenty-five (25%) percent of the Proceeds pursuant to this Amendment to Agreement. In particular, Section 2(b)(i-iii) of the Original Agreement is hereby amended by substituting "seventy- five (75%) percent" for the term "fifty (50%) percent" wherever such latter term appears in Section 2(b)(i-iii) of the Original Agreement.

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         3.       ASSIGNMENT OF SECURITY INTEREST IN IFFP COMMON STOCK. The
Company hereby reconfirms its assignment to Buyer of the Security Interest as set forth in Section 3 of the Original Agreement, and agrees that the Security Interest fully secures the delivery to the Buyer of the Assigned Proceeds, as the definition of such term has been amended pursuant to this Amendment to Agreement.

                  The Company agrees to, as soon as possible, and at its own expense, take all such actions as are necessary, consistent with the provisions of Section 3 of the Original Agreement, to insure that the original Security Interest in the IFFP stock shall be modified to fully secure delivery of all of the Assigned Proceeds as such term is amended in this Amendment to Agreement.

                  All rights of the Buyer with respect to the Security Interest created pursuant to the Original Agreement shall remain absolute, unconditional and unaffected by the provisions of this Amendment to Agreement, it being the sole intent and purpose of Section 3 of this Amendment to Agreement to provide that the Security Interest granted pursuant to the Original Agreement shall be construed also to secure fully all obligations of the Companies hereunder to deliver to the Buyer all of the Assigned Proceeds, as such term is defined hereunder.

         4. ADDITIONAL COVENANTS OF THE COMPANY. The Company agrees to use its best efforts as a shareholder of IFFP to authorize IFFP to execute and deliver this Amendment to Agreement.

         5. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby reconfirms and reaffirms the representations and warranties contained in Section 7 of the Original Agreement.

         6. REPRESENTATIONS AND WARRANTIES OF THE COMPANIES. The Companies hereby reconfirm and reaffirm their representations and warranties contained in the Original Agreement.

         7.       MISCELLANEOUS.

                  (a) This Amendment to Agreement, together with the Original Agreement, constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and may not be modified or amended except in writing signed by all the parties hereto.

                  (b) The Companies and the Buyer agree that the provisions of the Indemnity Escrow Agreement (attached as Exhibit A to the Original Agreement) are hereby amended to incorporate the provisions of this Amendment to Agreement, and agree to expressly amend the Indemnity Escrow Agreement by means of a separate writing, to the extent required to so incorporate the provisions of this Amendment to Agreement.

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                  (c) This Amendment to Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Facsimile copies of manually executed signature pages shall be deemed originals until the parties hereto have received manually executed signature pages.

                  (d)Except as provided otherwise herein, capitalized terms shall have the same meaning as in the Original Agreement.

                  (e) This Amendment to Agreement has been negotiated and, with the exception of IFFP, signed in Florida and shall be governed by and interpreted in accordance with the laws of the State of Florida. Each of the parties to this Amendment to Agreement hereby irrevocably submits to the jurisdiction of the state or federal courts located in Dade County, Florida in connection with any suit, action or other proceeding arising out of or relating to this Amendment to Agreement and the transactions contemplated hereby, and hereby agree not to assert, by way of motion, as a defense, or otherwise in any such suit, action or proceeding that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Amendment to Agreement or the subject matter hereof may not be enforced by such courts. IFFP expressly waives any rights it may have which conflict with the foregoing agreements of IFFP in this paragraph.

         THE COMPANIES AND THE BUYER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS-CLAIMS AND THIRD PARTY CLAIMS) ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AMENDMENT TO AGREEMENT OR THE SECURITY INTEREST. EACH OF THEM HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER NOR THE OTHER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS JURY WAIVER PROVISION. EACH OF THEM ACKNOWLEDGES THAT THIS JURY WAIVER HAS BEEN A MATERIAL INDUCEMENT TO THE BUYER TO ENTER INTO THIS AGREEMENT.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to
Agreement as of the day and year first above written.

                                               BUYER:

                                               LITIGATION FUNDING, INC.


Witness:_______________________                By:/S/MITCHELL RUBINSON
                                                  -----------------------------
                                                  Mitchell Rubinson, President
Witness:_______________________


                                               INTERNATIONAL FAST FOOD
                                               CORPORATION


Witness:_______________________                By:/S/MITCHELL RUBINSON
                                                  ----------------------------
                                                  Mitchell Rubinson, President
Witness:_______________________


                                               INTERNATIONAL FAST FOOD
                                               POLSKA SP.ZO.O.


Witness:/S/ JANINE SZCZEPANOWSKY               BY:/S/ LEON BLUMENTHAL
- --------------------------------                  ---------------------------
                                                 Leon Blumenthal, President
Witness:/S/ MALGORZAT SZYMONSKY
- -------------------------------

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